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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  July 25, 1995 (July 21, 1995)



                          CORAM HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                      1-11343               33-0615337
   (State or other jurisdiction        (Commission            (IRS Employer
          of incorporation)            File Number)        Identification No.)



        1125 Seventeenth Street, 15th Floor, Denver, Colorado       80202
             (Address of principal executive offices)             (Zip Code)



                                 (303) 292-4973
              (Registrant's telephone number, including area code)



                                 Not applicable
             (Former name or address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         On July 21, 1995, Lincare Holdings, Inc., a Delaware corporation ("Lincare") and the Registrant issued the joint press release attached hereto as Exhibit A, which is incorporated herein in its entirety by this reference.

ITEM 7.   EXHIBITS.

    99.   Joint Press Release Issued by Lincare and the Registrant on
          July 21, 1995.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 25, 1995             CORAM HEALTHCARE CORPORATION
                                   (registrant)


                                   By: /s/ Patrick J. Fortune
                                       -----------------------------------------
                                           Patrick J. Fortune
                                           President and Chief Operating Officer





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                                 EXHIBIT INDEX

EXHIBIT NO.                       EXHIBIT DESCRIPTION                          PAGE
- -----------                       -------------------                          ----
99                                Joint Press Release Issued
                                  by Lincare and the
                                  Registrant on July 21, 1995.
